UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2021

Waldencast Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40207	98-1575727
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

10 Bank Street, Suite 560
White Plains, New York	10606
(Address of principal executive offices)	(Zip Code)

(917) 546-6828

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	WALDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WALD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WALDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On August 16, 2021, the Board of Directors of Waldencast Acquisition Corp. (the “Company”) appointed Tassilo Festetics as the Chief Financial and Technology Officer of the Company, with such appointment to be effective as of August 17, 2021. In this position, Mr. Festetics will serve as the principal financial officer of the Company.

Mr. Festetics, age 43, was previously employed by Anheuser-Busch Inbev (ABI), where he was a General Partner at the Growth Equity fund of ZX Ventures, the venture fund at ABI. Since joining ABI in 2007, Mr. Festetics held various finance roles across multiple geographies to become in 2015 ABI’s Chief Financial Officer of Asia Pacific. He later held a global role in New York City where he oversaw the company-wide agenda for Technology, Analytics and Shares Services Footprint. Mr. Festetics is Austrian and holds a Master’s degree in genetic engineering from the University of Vienna. He is also a board member of the Leila Janah Foundation and the beauty brand LXMI.

Mr. Festetics has no family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. Festetics has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. In addition, effective as of August 17, 2021, the Company entered into a customary indemnification agreement with Mr. Festetics.

The role of principal financial officer was previously held by Michel Brousset, Chief Executive Officer, and the principal executive and accounting officer, of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waldencast Acquisition Corp.

	By:	/s/ Michel Brousset
		Name:	Michel Brousset
		Title:	Chief Executive Officer
Date: August 17, 2021

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